UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Directors.  On October 15, 2020, the Board of Directors (the “Board”) of PennyMac Financial Services, Inc. (the “Company”) elected Lisa M. Shalett as a director. Ms. Shalett will serve until the Company’s next annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier death, resignation or removal. Ms. Shalett will serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Company’s Board.

In consideration for her services as a director of the Company, Ms. Shalett will be entitled to receive compensation on the same terms and in the same amounts as the other independent directors. Accordingly, Ms. Shalett will receive an annual base retainer of $80,000, as well as additional annual committee retainers of $10,000 for serving on the Audit Committee and $5,750 for serving on the Nominating and Corporate Governance Committee.  In connection with her election to the Board, Ms. Shalett will receive a one-time equity grant of $125,000 in restricted stock units under the Company’s equity incentive plan (with such amount to be prorated based on days of service on the Board during the annual equity award cycle) that vests in full on the first anniversary of the date of grant.

In connection with her election, Ms. Shalett will enter into an indemnification agreement with the Company in the same form that the Company has entered into with its other directors.  There are no other arrangements or understandings pursuant to which Ms. Shalett was elected as a director, and there are no related party transactions between the Company and Ms. Shalett.

Item 8.01    Other Events.

On October 16, 2020, the Company also issued a press release announcing the election of Ms. Shalett as referenced in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: October 16, 2020	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer